                                                                   EXHIBIT 99.2

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE SOUTHERN DIVISION OF TEXAS
                               HOUSTON DIVISION

IN RE:                        )
                              )
SEVEN SEAS PETROLEUM, INC.    )   CASE NO. 02-45206-H2-11
                              )
DEBTOR.                       )   CHAPTER 11
                              )

TRUSTEE'S MONTHLY OPERATING REPORT
FOR THE MONTH ENDING MAY 2003

TO THE HONORABLE UNITED STATES BANKRUPTCY JUDGE:

     COMES NOW, BEN B. FLOYD, Trustee of the estate of the above-named Debtor, and files his Monthly Operating Report for Month Ending May 2003 pursuant to 11 U.S.C. 1106(a)(1), Bankruptcy Rule 2015 and Local Rule 2015. A compilation of said report is annexed hereto as Exhibits "A", and by this reference, made part hereof for all purposes.

                                       Respectfully submitted,

                                       By: /s/ BEN B. FLOYD
                                          ---------------------------
                                           BEN B. FLOYD, TRUSTEE
                                           SBA 01781300
                                           700 Louisiana, Ste. 4600
                                           Houston, Texas 77002
                                           (713) 222-1470
                                           (713) 222-1475 (fax)

                            CERTIFICATE OF SERVICE
                            ----------------------

     I, Ben B. Floyd, do hereby certify that a true and correct copy of the foregoing Trustee's Monthly Operating Report for Month Ending May 2003, was mailed by first class US mail to the United States Trustee, 515 Rusk, Ste. 3516, Houston, Texas 77002, on this the 2nd day of July, 2003.


                                                     /s/ RANDALL A. RIOS
                                                     -------------------
                                                     Randall A. Rios

              Seven Seas Petroleum, Inc.
CASE NO.:     02-45206-H2-11
PETITION DATE:December 20, 2002

===============================================================================

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME:                     CASE NUMBER:       CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
Seven Seas Petroleum, Inc.     02-45206-H2-11     January 14, 2003           January 14, 2003

TRUSTEE'S MONTHLY OPERATING REPORT SUMMARY FOR:                       May 2003

                   MONTH                      Jan 2003      Feb 2003      Mar 2003         April 2003     May 2003
                   -----                      --------      --------      --------         ----------     --------
REVENUES (MOR-6)                                     0              0              0                0            0
INCOME (LOSS) BEFORE INTEREST, DEPRECIATION
OTHER ITEMS & INCOME TAXES (mor-6)            (177,000)      (384,000)      (203,000)        (106,000)    (497,000)
NET INCOME (LOSS) (MOR-6)                     (265,000)      (473,000)      (293,000)        (197,000)    (779,000)
PAYMENTS TO INSIDERS (MOR-9)                    NONE           NONE           NONE            NONE           NONE
PAYMENTS TO PROFESSIONALS (MOR-9)               NONE           NONE           55,000           50,000            0
TOTAL DISBURSEMENTS (MOR-7)                  1,687,781      1,496,000        122,000          172,000      255,000

The original of this document must be filed with the U.S. Bankruptcy Court and a copy must be sent to the U.S. Trustee

       REQUIRED INSURANCE MAINTAINED         EXPIRATION
           AS OF SIGNATURE DATE                 DATE
       -----------------------------         ----------   CHAPTER 11 TRUSTEE: Ben B. Floyd
CASUALTY           YES(X)  NO ( )            12/31/2003   FIRM: Floyd, Isgur, Rios & Wahrlich, P.C.
LIABILITY          YES(X)  NO ( )            12/31/2003   ADDRESS: 700 Louisiana, Suite 4600
VEHICLE            YES(X)  NO ( )            12/31/2003   ADDRESS:
WORKERS' COMP      YES(X)  NO ( )            12/31/2003   CITY, STATE, ZIP: Houston, TX 77002
OTHER __________   YES( )  NO ( )              -    -     TELEPHONE:  (713) 222-1470
                                                          FACSIMILE:  (713) 222-1475

Are all accounts receivable being collected within terms?  YES
Are all post-petition liabilities, including taxes, being paid within terms? YES
Have any pre-petition liabilities been paid?       NO
If yes, describe:
Are all funds received being deposited into Trustee's bank accounts?
All funds are being deposited into accounts controlled by the Trustee.  YES
Were any assets disposed of outside the normal course of business?        NO
If yes, describe:
Are all U.S. Quarterly Fee Payments current?   YES, AS OF FILING DATE.
What is the status of the Plan of Reorganization?   PENDING


I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED: /s/  BEN B. FLOYD                     DATE:  7.1.2003
        ---------------------------                 ----------
        Ben B. Floyd, Chapter 11 Trustee

CASE NAME:                     CASE NUMBER:       CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
Seven Seas Petroleum, Inc.     02-45206-H2-11     January 14, 2003           January 14, 2003

COMPARATIVE BALANCE SHEETS (000's)
                                                   Jan 31,        Feb 28,        Mar 31,        April 30,      May 31,
                  ASSETS                            2003           2003           2003             2003          2003
                  ------                           -------        -------        -------        ---------      -------
 CURRENT ASSETS
 Cash                                               4,656          3,162          3,063            2,892        2,637
 Accounts Receivable, Net                             200            200            200              200           10 A.
 Inventory: Lower of Cost or Market                     0              0              0                0            0
 Prepaid Expenses                                      25             25             16               16           16
 Investments in Subs                                6,396          7,756          7,722            7,808        7,808
 Other                                              2,285          2,193          2,101            2,009        1,917 B.
 TOTAL CURRENT ASSETS                              13,562         13,336         13,102           12,925       12,388

 Furniture, Equipment & Fixtures (*)                    0              0              0                0            0 C.
 Less Accumulated Depreciation                          0              0              0                0            0
 Net Book Value of F&F                                  0              0              0                0            0

 OTHER ASSETS:
 1.
 2.
 3.
 3.
 TOTAL OTHER ASSETS
 TOTAL ASSETS                                      13,562         13,336         13,102           12,925       12,388

                   MOR-2

(*) Per MOR filed by the Debtor

A.   Note receivable due from Larry Ray in November 2003.
B. Capitalized costs related to debt issuance. Costs are amortized over life of debt.
C.   All furniture & equipment is held in the Debtor subsidiaries.

CASE NAME:                     CASE NUMBER:       CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
Seven Seas Petroleum, Inc.     02-45206-H2-11     January 14, 2003           January 14, 2003

COMPARATIVE BALANCE SHEETS (000's)
        LIABILITIES &                           Jan 31,         Feb 28,        Mar 31,        April 30,      May 31,
        OWNERS EQUITY                            2003            2003           2003             2003         2003
        -------------                            ----            ----           ----             ----         ----
LIABILITIES:
POST-PETITION LIABILITIES (MOR-4)                     71            318            377              397          640

PRE-PETITION LIABILITIES:
Notes Payable - Secured                           45,000         45,000         45,000           45,000       45,000 A.
Accrued Interest - Secured N/Ps                    3,508          3,508          3,508            3,508        3,508 E.
Priority Debts                                         0              0              0                0            0
Federal Income Tax                                     0              0              0                0            0 B.
Accrued Liabilities                                    0              0              0                0            0
FICA/Withholding                                       0              0              0                0            0 C.
Unsecured Debt                                   119,377        119,377        119,377          119,377      119,377 D.
Other Liabilities                                      0              0              0                0            0
TOTAL LIABILITIES                                167,956        168,203        168,262          168,282      168,525

MEMBERS' EQUITY (DEFICIT):
Preferred Stock                                        0              0              0                0            0
Common Stock                                           1              1              1                1            1
Additional Paid-In Capital                       225,940        225,940        225,940          225,940      225,940
Retained Earnings                               (380,335)      (380,808)      (381,101)        (381,298)    (382,077)F.
TOTAL OWNERS' EQUITY                            (154,394)      (154,867)      (155,160)        (155,357)    (156,136)
TOTAL LIABILITIES &
 OWNERS' EQUITY                                   13,562         13,336         13,102           12,925       12,389

                                 MOR-3

(*) Per MOR filed by the Debtor

A. The $45M debt is considered secured debt for purposes of this presentation.
B. A subsidiary of Debtor, SSPUSA, has not paid a 2003 tax prepayment as of filing date.
C. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.
D. Unsecured debt includes the $110M notes with accrued interest, the unpaid pre-petition liabilities and the change of control agmts.
E. Payment to Secured noteholder's on 10/31/02 is assumed to be prepayment of interest on secured debt. Interest stops accruing on 12/20/02.

CASE NAME:                     CASE NUMBER:       CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
Seven Seas Petroleum, Inc.     02-45206-H2-11     January 14, 2003           January 14, 2003

SCHEDULE OF POST-PETITION LIABILITIES  (000's)
                                        Jan 31,        Feb 28,        Mar 31,        April 30,      May 31,
                                         2003           2003           2003             2003          2003
                                        -------        -------        -------        ---------      -------
TRADE ACCOUNTS PAYABLE                        4             60              4               27           32

TAXES PAYABLE:
Federal Payroll Taxes                         0              0              0                0            0 B.
State Payroll & Sales Taxes                   0              0              0                0            0 B.
Other Taxes                                   0              0              0                0            0 A.
TOTAL TAXES PAYABLE                           0              0              0                0            0

SECURED DEBT

ACCRUED INTEREST PAYABLE

ACCRUED PROFESSIONAL FEES:
Trustee Fees                                 33             43             62               58           84
Legal Fees                                   28            198            281              283          495
Accounting Fees                               6             17             30               29           29
TOTAL ACCRUED PROFESSIONAL FEES              67            258            373              370          608

OTHER ACCRUED LIABILITIES:
1.
2.
3.
4.
TOTAL OTHER ACCRUED LIABILITIES
TOTAL POST-PETITION
LIABILITIES (MOR-3)                          71            318            377              397          640
                   MOR-4

A.   A subsidiary of debtor, SSPUSA, will need to make 2003 tax prepayment.

B. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.

CASE NAME:                     CASE NUMBER:       CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
Seven Seas Petroleum, Inc.     02-45206-H2-11     January 14, 2003           January 14, 2003

                          AGING OF POST-PETITION LIABILITIES (000's)
                          MONTH: MAY 2003

                            TRADE      FEDERAL        STATE
                          ACCOUNTS     PAYROLL       PAYROLL &       AD VALOREM     OTHER
DAYS OUTSTANDING           PAYABLE      TAXES       SALES TAXES        TAXES        TAXES
----------------          --------     -------      -----------      ----------     -----
    0-30                        5
    31-60                      27
    61-90
 91 AND OVER
    TOTAL                      32        NONE          NONE             NONE         NONE



AGING OF ACCOUNTS RECEIVABLE
MONTH: MAY 2003
                            Jan         Feb          Mar           April
DAYS OUTSTANDING            2003        2003         2003          2003
----------------            ----        ----         ----          ----
        0-30
       31-60
       61-90
    91 AND OVER
       TOTAL                NONE        NONE         NONE          NONE

       MOR-5

CASE NAME:                     CASE NUMBER:       CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
Seven Seas Petroleum, Inc.     02-45206-H2-11     January 14, 2003           January 14, 2003

STATEMENT OF INCOME (LOSS) (000's)
                                                      Jan           Feb             Mar            April         May
                                                      2003          2003           2003             2003         2003
                                                      ----          ----           ----             ----         ----
OPERATING REVENUE (MOR-1)                               0              0              0                0            0
TOTAL COST OF REVENUES                                  0              0              0                0            0
GROSS PROFIT                                            0              0              0                0            0

OPERATING EXPENSES:
  Selling & Marketing                                   0              0              0                0            0
  General & Administrative                              4              3              4               26           17
  Insiders Compensation                                 0              0              0                0            0 A.
  Management Fee-- SSPUSA expenses                    140            123             82               80          242
  Professional Fees                                    33            258            117                0          238 B.
  Other                                                 0              0              0                0            0
  TOTAL OPERATING EXPENSES                            177            384            203              106          497
INCOME BEFORE INTEREST, DEPRECIATION
OTHER ITEMS AND INCOME TAXES (NOR-1)                 (177)          (384)          (203)            (106)        (497)

  Interest expense                                      0              0              0                0            0 C.
  Amortization expense                                 92             92             92               92           92
  Interest (income)                                    (4)            (3)            (2)              (1)           0
  Other                                                 0              0              0                0          190 D.
  TOTAL INTEREST, DEPRECIATION &
  OTHER ITEMS                                          88             89             90               91          282
NET INCOME BEFORE INCOME TAXES                       (265)          (473)          (293)            (197)        (779)
FEDERAL INCOME TAXES                                    0              0              0                0            0
NET INCOME (LOSS) (MOR-1)                            (265)          (473)          (293)            (197)        (779)

A.   Payments to Insiders--See note on MOR-9.
B. Represents April & May professional fees and $6K increase related to previous periods.
C. Interest stopped accruing on the companies debt on December 20, 2002, the date of the bankruptcy filing.
D. As part of the court approved KERP, the Larry Ray note was partially forgiven ($190K).

                     MOR-6

CASE NAME:                     CASE NUMBER:       CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
Seven Seas Petroleum, Inc.     02-45206-H2-11     January 14, 2003           January 14, 2003

STATEMENT OF CASH RECEIPTS & DISBURSEMENTS (000's)
                                                      Jan           Feb             Mar            April         May
                                                      2003          2003           2003             2003         2003
                                                      ----          ----           ----             ----         ----
CASH - BEGINNING OF MONTH                           3,951          4,655          3,162            3,063        2,892
CASH RECEIPTS:
  Receipts from subsidiaries                        1,769              0              0                0            0
  Receipts of Cash from Restricted Account            620              0              0                0            0
  Interest income                                       3              3              2                1            0
  Other                                                 0              0             21                0            0
  TOTAL CASH RECEIPTS                               2,392              3             23                1            0

DISBURSEMENTS FOR OPERATIONS:
  Insurance                                            60              0              0                0            0
  Distributions to Subsidiaries                     1,584          1,474             62              115          242
  Other Misc.                                          44             22              5                7           13
TOTAL DISBURSEMENTS FOR OPERATIONS                  1,688          1,496             67              122          255
  Professional fees (MOR-9)                             0              0             55               50            0
  U.S. Trustee fees                                     0              0              0                0            0
  Other reorganization expenses                         0              0              0                0            0
TOTAL DISBURSEMENTS                                 1,688          1,496            122              172          255
NET INCREASE (DECREASE) IN CASH FLOW                  704         (1,493)           (99)            (171)        (255)
CASH - END OF MONTH (MOR-2)                         4,655          3,162          3,063            2,892        2,637
                   MOR-7

CASE NAME:                     CASE NUMBER:       CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
Seven Seas Petroleum, Inc.     02-45206-H2-11     January 14, 2003           January 14, 2003



BANK ACCOUNT RECONCILIATION (000's)
MAY 2003

                   BANK                         SWBT           Sterling       Sterling
------------------------------------------------------------------------------------------
              ACCOUNT NUMBER                   172391         8020245206      8060245206
------------------------------------------------------------------------------------------
                                           Southwest Bank      SSPI Money
               ACCOUNT TYPE                SSPI Checking**       Market      SSPI Checking
------------------------------------------------------------------------------------------
ENDING BALANCE PER BANK                             3              2,634              0
DEPOSITS IN TRANSIT                               -                  -              -
OUTSTANDING CHECKS                                -                  -              -
ADJUSTED BANK BALANCE                               3              2,634              0
==========================================================================================
CASH PER BOOKS                                      3              2,634              0
INTEREST INCOME NOT RECORDED                      -                  -              -
TRANSFERS TO ACCOUNT                              -                  -              -
TRANSFERS FROM ACCOUNT                            -                  -              -
DISBURSEMENTS NOT RECORDED                        -                  -              -
ENDING CASH PER BOOKS                               3              2,634              0

** Note that Debtor has mutliple bank accounts with SouthWest Bank of Texas. Only one account had a balance in May. Additional Debtor subsidiary proceeds are held in Sterling bank accounts and Colombian peso accounts--not shown above.
                   MOR-8

CASE NAME:                     CASE NUMBER:       CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
Seven Seas Petroleum, Inc.     02-45206-H2-11     January 14, 2003           January 14, 2003


PAYMENTS TO INSIDERS AND PROFESSIONALS (000's)
    INSIDERS:  NAME/POSITION/COMP.        Jan            Feb            March          April         May
            TYPE                          2003           2003           2003           2003          2003
    ------------------------------        ----           ----           ----           ----          ----
1.  Larry A. Ray (President)               Note A.        Note A.        Note A.        Note A.       Note A.
2.  Ronald A. Lefaive (CFO)                Note A.        Note A.        Note A.        Note A.       Note A.
3.
4.
5.
6.
TOTAL INSIDERS (MOR-1)                     NONE           NONE           NONE             NONE         NONE

=============================================================================================================

      PROFESSIONALS                         Jan            Feb            March          April         May
      NAME/ORDER DATE                       2003           2003           2003           2003          2003
      ---------------                       ----           ----           ----           ----          ----
1.  Andrews & Kurth                                                         28             39            0
2.  Floyd, Isgur, Rios                                                      21              7            0
3.  Smith & Henault                                                          6              4            0
4.
5.
6.
TOTAL PROFESSIONALS (MOR-1)                 NONE           NONE             55             50            0

A. No insiders were funded directly by Debtor. However, two insiders are paid by SSPUSA, a susbsidiary of the Debtor. Larry Ray was paid $31,666 for salary, and Ron Lefaive was paid $13,750 for salary. Under the KERP plan approved by the court, Lefaive received a KERP payment and Ray received forgiveness on a portion of his loan in May. Both were also reimbursed for accrued vacation & personal leave as of 5/31/03 in accordance with the KERP plan in May. Both also received reimbursement for out-of-pocket expenses.
     Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(30)(A)-(F) of the U.S. Bankruptcy
     Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.)

                        MOR-9